EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Fourth Quarter and Full Year 2011

* Q4'11 gross merchandise volume grew by 46.7% year-over-year to $1,450.0 million

* Items sold during Q4'11 increased by 40.9% year-over-year to 15.9 million

* During Q4'11 total payment transactions grew by 94.9% to 4.7 million

BUENOS AIRES, Argentina, Feb. 23, 2012 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the fourth quarter and full year ended December 31, 2011.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "The vast improvements to our platform that were carried out throughout this past year continued to drive innovation and growth throughout MercadoLibre in the fourth quarter of 2011. We are proud of the significant steps we have taken to consolidate our position of leadership in the Latin American e-commerce market, and are also excited about the challenges and opportunities that 2012 will bring."

Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended December 31, 2011 of $86.5 million, representing 38.8% year-over-year growth while in local currencies growth was 46.5%.

For the three months ended December 31, 2011, gross merchandise volume grew 46.7% year-over-year to $1,450.0 million, while total payment volume grew 70.4% year-over-year to $402.3 million. In local currencies, gross merchandise volume grew 54.4% year-over-year, while payment volume grew 81.1% year-over-year.

Items sold on MercadoLibre during the fourth quarter 2011 increased 40.9% to 15.9 million, while total payments transactions through MercadoPago increased 94.9% to 4.7 million.

Gross profit for the fourth quarter of 2011 was $65.7 million, a 35.5% increase over the previous year quarter. Gross profit margin for the period was 76.0%, down from 77.9% during the fourth quarter of 2010, as the lower margin payments volume continued to grow at a faster pace than the merchandise volume.

Income from operations grew 38.1% to $29.0 million in the fourth quarter of 2011 compared to $21.0 million in the fourth quarter of 2010. Operating income margin for the fourth quarter of 2011 was 33.5%. Net Income before taxes was $30.8 million, an increase of 39.7% over the fourth quarter of 2010.

Net income for the three months ended December 31, 2011, increased 35.6% year-over-year to $21.6 million while in local currencies increased 42.0%. Net income margin was 25.0% for the fourth quarter of 2011, compared to 25.6% for the same period last year. Earnings per share for the fourth quarter of 2011 were $0.47 compared to $0.36 for the prior year quarter.

Free cash flow, defined as cash from operating activities less purchases of property, equipment, intangible asset and business acquired, was $25.1 million for the three months ended December 31, 2011.

For the full year, MercadoLibre generated $4.8 billion in gross merchandise volume, consolidated net revenues of $298.9 million, and net income of $76.8 million, or $1.73 per share. Gross merchandise volume was up 41.5% in 2011 when compared to the full year 2010, while net revenues increased 37.9% and net income increased 37.1%.

The following table summarizes certain key performance metrics for the three months ended December 31, 2011 and 2010.

Three month ended December 31, (in MM)	2011	2010	%YOY
Total confirmed registered users at the end of period	65.8	52.9	24.4%
New confirmed registered users during the period	3.8	2.7	42.9%
Gross merchandise volume	$ 1,450.0	$ 988.1	46.7%
Items sold	15.9	11.3	40.9%
Total payments volume	$ 402.3	$ 236.1	70.4%
Total payments transactions	4.7	2.4	94.9%

Table of Year-on-Year Local Currency Revenue Growth Rates by Quarter

	YoY Growth rates at previous years exchange rates
Consolidated Net Revenues
	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4`11
Brazil	38%	35%	26%	7%	15%	22%	15%	38%	39%
Argentina	60%	67%	62%	48%	52%	33%	37%	55%	70%
Mexico	36%	25%	19%	11%	12%	11%	7%	14%	31%
Venezuela	68%	59%	69%	61%	57%	58%	39%	57%	64%
Others	68%	47%	24%	14%	22%	22%	32%	37%	35%
Total	49%	45%	39%	23%	25%	26%	22%	41%	46%

Conference Call and Webcast

The Company will host a conference call and audio webcast on February 23, 2012 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (970) 315-0420 or (877) 303-7209 (Conference ID 53123204) and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

Total confirmed registered users – Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

New confirmed registered users – Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume – Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold – Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume – Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions – Measure of the number of all transactions paid for using MercadoPago.

Operating margin – Defined as income from operations as a percentage of net revenues.

Net Income margin – Defined as net income as a percentage of net revenues.

Free Cash Flow – Defined as cash flow from operating activities less property, equipment, intangible asset purchases and business acquired.

Local Currency Growth Rates – Calculated by using the average monthly exchange rate for each month during the previous year and applying it to the corresponding month in the current year, so as to calculate what the growth would have been had exchange rates been the same throughout both periods.

About MercadoLibre

Founded in 1999, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks. MercadoLibre maintains a leadership position in 12 Latin American countries. The Company is listed on NASDAQ (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Consolidated balance sheets

	December 31, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$ 67,381,677	$ 56,830,466
Short-term investments	74,928,620	5,342,766
Accounts receivable, net	16,815,087	12,618,173
Credits Cards Receivables	23,855,689	6,151,518
Prepaid expenses	1,269,594	913,262
Deferred tax assets	9,131,638	12,911,256
Other assets	6,863,250	6,867,767
Total current assets	200,245,555	101,635,208
Non-current assets:
Long-term investments	43,933,316	78,846,281
Property and equipment, net	30,877,719	20,817,712
Goodwill, net	62,093,948	60,496,314
Intangible assets, net	6,494,857	4,141,167
Deferred tax assets	6,491,646	2,975,118
Other assets	5,794,395	771,223
Total non-current assets	155,685,881	168,047,815
Total assets	$ 355,931,436	$ 269,683,023

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$ 20,251,313	$ 17,232,103
Funds payable to customers	69,216,185	48,788,225
Payroll and social security payable	13,525,293	10,786,534
Taxes payable	11,633,178	11,487,574
Loans payable and other financial liabilities	146,194	100,031
Dividends payable	3,531,362	--
Total current liabilities	118,303,525	88,394,467
Non-current liabilities:
Payroll and social security payable	3,844,172	2,562,343
Loans payable and other financial liabilities	136,227	188,846
Deferred tax liabilities	8,670,606	5,167,699
Other liabilities	1,797,890	1,651,398
Total non-current liabilities	14,448,895	9,570,286
Total liabilities	$ 132,752,420	$ 97,964,753

Commitments and contingencies
Redeemable Noncontrolling Interest	$ 4,000,000	$ --
Equity:
Common stock, $0.001 par value, 110,000,000 shares authorized,
44,142,020 and 44,131,376 shares issued and outstanding at December 31,
2011 and December 31, 2010, respectively	$ 44,142	$ 44,131
Additional paid-in capital	120,452,032	120,391,622
Retained earnings	135,726,188	73,681,556
Accumulated other comprehensive loss	(37,043,346)	(22,399,039)
Total Equity	219,179,016	171,718,270
Total liabilities, redeemable noncontrolling interest and equity	$ 355,931,436	$ 269,683,023

Consolidated statements of income

	Year Ended December 31,
	2011	2010	2009

Net revenues	$ 298,931,625	$ 216,715,713	$ 172,843,621
Cost of net revenues	(72,055,835)	(46,549,845)	(35,958,050)
Gross profit	226,875,790	170,165,868	136,885,571

Operating expenses:
Product and technology development	(23,349,787)	(15,855,992)	(12,140,521)
Sales and marketing	(64,968,755)	(48,883,167)	(42,861,735)
General and administrative	(38,785,083)	(30,828,146)	(25,849,596)
Total operating expenses	(127,103,625)	(95,567,305)	(80,851,852)
Income from operations	99,772,165	74,598,563	56,033,719

Other income (expenses):
Interest income and other financial gains	9,905,829	4,931,215	2,695,109
Interest expense and other financial charges	(3,648,733)	(7,601,671)	(13,357,554)
Foreign currency gain / (loss)	2,353,005	(62,447)	(2,658,476)
Other income, net	73,894	--	--
Net income before income / asset tax expense	108,456,160	71,865,660	42,712,798

Income / asset tax expense	(31,659,821)	(15,840,641)	(9,504,005)
Net income	$ 76,796,339	$ 56,025,019	$ 33,208,793

Less: Net Income attributable to Noncontrolling Interest	16,286	--	--
Net income attributable to MercadoLibre, Inc.	$ 76,780,053	$ 56,025,019	$ 33,208,793

	Year Ended December 31,
	2011	2010	2009

Basic EPS
Basic net income attributable to MercadoLibre, Inc. per common share	$1.73	$1.27	$0.75

Weighted average shares	44,138,397	44,124,018	44,086,892

Diluted EPS

Diluted net income attributable to MercadoLibre, Inc. per common share	$1.73	$1.27	$0.75

Weighted average shares	44,151,437	44,146,858	44,144,368

Consolidated statements of income

	Three Months Ended December 31,
	2011	2010
	(Unaudited)
Net revenues	$ 86,465,653	$ 62,316,230
Cost of net revenues	(20,724,539)	(13,794,314)
Gross profit	65,741,114	48,521,916

Operating expenses:
Product and technology development	(6,748,985)	(4,430,275)
Sales and marketing	(19,401,416)	(14,019,551)
General and administrative	(10,624,821)	(9,103,067)
Total operating expenses	(36,775,222)	(27,552,893)
Income from operations	28,965,891	20,969,023

Other income (expenses):
Interest income and other financial gains	2,868,565	1,857,787
Interest expense and other financial charges	(1,086,099)	(682,363)
Foreign currency gain / (loss)	272,183	(69,722)
Other income, net	(179,255)	--
Net income before income / asset tax expense	30,841,285	22,074,725

Income / asset tax expense	(9,219,854)	(6,135,233)
Net income	$ 21,621,431	$ 15,939,493

Less: Net Income attributable to Noncontrolling Interest	15,764	--
Net income attributable to MercadoLibre, Inc.	$ 21,605,667	$ 15,939,492

	Three Months Ended December 31,
	2011	2010
	(Unaudited)
Basic EPS
Basic net income attributable to MercadoLibre, Inc. per common share	$0.47	$0.36

Weighted average shares	44,142,020	44,131,376

Diluted EPS
Diluted net income attributable to MercadoLibre, Inc. per common share	$0.47	$0.36

Weighted average shares	44,152,658	44,151,762

Consolidated statements of cash flows

	Year Ended December 31,
	2011	2010	2009

Cash flows from operations:
Net income	$76,780,053	$56,025,019	$33,208,793
Adjustments to reconcile net income to net cash provided by operating activities:
Net Income attributable to noncontrolling Interest	16,286	--	--
Depreciation and amortization	7,268,075	4,921,650	3,893,752
Interest expense		--	213,878
Accrued interest	(3,177,578)	(504,874)	90,339
Stock-based compensation expense - stock options	--	244	1,752
Stock-based compensation expense - restricted shares	--	37,696	74,382
LTRP accrued compensation	4,079,265	3,479,066	1,924,149
Deferred income taxes	1,022,797	(7,053,030)	(3,607,292)
Changes in assets and liabilities, net of the effect of the acquired business :
Accounts receivable	(9,274,653)	(7,063,942)	(2,974,890)
Credit Card Receivables	(19,494,707)	(2,324,575)	(942,407)
Prepaid expenses	(436,310)	(333,755)	(287,836)
Other assets	(6,532,978)	(3,463,650)	(2,591,353)
Accounts payable and accrued expenses	10,808,788	9,051,139	8,686,334
Funds payable to customers	27,875,755	15,458,416	12,421,412
Provisions	--	(63,549)	302,987
Other liabilities	490,838	(89,402)	(713,014)
Net cash provided by operating activities	89,425,631	67,896,453	49,700,986
Cash flows from investing activities:
Purchase of investments	(379,044,395)	(121,266,157)	(80,060,909)
Proceeds from sale and maturity of investments	336,835,026	76,062,629	81,728,485
Payment for acquired businesses, net of cash acquired	(5,468,180)	--	--
Purchases of intangible assets	(280,706)	(416,450)	(955,679)
Purchases of property and equipment	(18,924,161)	(13,214,043)	(3,798,170)
Net cash used in investing activities	(66,882,416)	(58,834,021)	(3,086,273)
Cash flows from financing activities:
Decrease in short term debt	--	--	(310,634)
Loans paid	--	(3,000,000)	(15,000,000)
Dividends distribution	(10,593,206)	--	--
Stock options exercised	11,175	18,199	28,354
Net cash used in financing activities	(10,582,031)	(2,981,801)	(15,282,280)
Effect of exchange rate changes on cash and cash equivalents	(1,409,973)	946,433	996,857
Net increase in cash and cash equivalents	10,551,211	7,027,064	32,329,290
Cash and cash equivalents, beginning of the year	56,830,466	49,803,402	17,474,112

Cash and cash equivalents, end of the year	$67,381,677	$56,830,466	$49,803,402

	Year Ended December 31,
	2011	2010	2009

Supplemental cash flow information:
Cash paid for interest	$58,559	$5,781,058	$12,332,592
Cash paid for income and asset taxes	$31,050,206	$22,253,947	$11,650,007

Acquisition of AutoPlaza.com
Cash and cash equivalents	$3,876	$ --	$ --
Tax credits	49,951	--	--
Noncurrent assets	99,522	--	--
Total assets acquired	153,349	--	--
Total liabilities assumed	--	--	--
Net assets acquired	153,349	--	--
Goodwill and Identifiable Intangible Assets	8,966,744	--	--
Non-controlling interest	(3,648,037)
Total purchase price	5,472,056	--	--
Cash and cash equivalents acquired	3,876	--	--
Payment for acquired businesses, net of cash acquired	$5,468,180	$ --	$ --

Financial results of reporting segments

	Year Ended December 31, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$165,905,789	$56,714,941	$22,275,213	$34,828,878	$19,206,804	$298,931,625
Direct costs	(96,910,310)	(23,463,871)	(12,472,204)	(13,287,279)	(10,062,446)	(156,196,110)
Direct contribution	68,995,479	33,251,070	9,803,009	21,541,599	9,144,358	142,735,515

Operating expenses and indirect costs of net revenues						(42,963,350)
Income from operations						99,772,165

Other income (expenses):
Interest income and other financial gains						9,905,829
Interest expense and other financial results						(3,648,733)
Foreign currency gains						2,353,005
Other income, net						73,894
Net income before income / asset tax expense						$108,456,160

	Year Ended December 31, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$122,825,076	$39,892,763	$18,950,450	$20,885,541	$14,161,883	$216,715,713
Direct costs	(73,393,467)	(19,649,506)	(11,723,168)	(9,875,510)	(7,785,914)	($122,427,565)
Direct contribution	49,431,609	20,243,257	7,227,282	11,010,031	6,375,969	94,288,148

Operating expenses and indirect costs of net revenues						(19,689,585)
Income from operations						74,598,563

Other income (expenses):
Interest income and other financial gains						4,931,215
Interest expense and other financial results						(7,601,671)
Foreign currency loss						(62,447)
Net income before income / asset tax expense						$71,865,660

	Year Ended December 31, 2009

	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$93,087,758	$26,737,937	$15,314,982	$27,331,095	$10,371,849	$172,843,621
Direct costs	(50,230,893)	(12,506,604)	(9,655,783)	(13,717,899)	(5,978,443)	($92,089,622)
Direct contribution	42,856,865	14,231,333	5,659,199	13,613,196	4,393,406	80,753,999

Operating expenses and indirect costs of net revenues						(24,720,280)
Income from operations						56,033,719

Other income (expenses):
Interest income and other financial gains						2,695,109
Interest expense and other financial results						(13,357,554)
Foreign currency loss						(2,658,476)
Other expenses, net						--
Net income before income / asset tax expense						$42,712,798

Financial results of reporting segments

	Three Months Ended December 31, 2011
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$45,246,546	$17,914,864	$6,062,213	$11,777,702	$5,464,328	$86,465,653
Direct costs	(27,197,798)	(7,618,197)	(3,590,393)	(4,190,282)	(2,816,636)	(45,413,306)
Direct contribution	18,048,748	10,296,667	2,471,820	7,587,420	2,647,692	41,052,347

Operating expenses and indirect costs of net revenues						(12,086,456)
Income from operations						28,965,891

Other income (expenses):
Interest income and other financial gains						2,868,565
Interest expense and other financial results						(1,086,099)
Foreign currency gain						272,183
Other losses, net						(179,255)
Net income before income / asset tax expense						$30,841,285

	Three Months Ended December 31, 2010
	Brazil	Argentina	Mexico	Venezuela	Other Countries	Total

Net revenues	$34,614,541	$11,283,573	$5,088,529	$7,179,615	$4,149,973	$62,316,231
Direct costs	(23,303,343)	(5,663,817)	(3,178,256)	(3,115,680)	(2,091,412)	(37,352,508)
Direct contribution	11,311,198	5,619,756	1,910,273	4,063,935	2,058,561	24,963,723

Operating expenses and indirect costs of net revenues						(3,994,698)
Income from operations						20,969,025

Other income (expenses):
Interest income and other financial gains						1,857,787
Interest expense and other financial results						(682,363)
Foreign currency loss						(69,722)
Net income before income / asset tax expense						$22,074,727
CONTACT: MercadoLibre, Inc.
         Investor Relations
         investor@mercadolibre.com
         http://investor.mercadolibre.com